                                                                    EXHIBIT 10.9

                                    WARRANT
                             SUBSCRIPTION AGREEMENT
                             ----------------------


  This Subscription Agreement (this "Agreement") is made as of December 30, 1999, by and between RightStart.com Inc., a Delaware corporation (the "Company"), and Oxygen Media, LLC, a Delaware limited liability company (the "Oxygen").

  The parties hereto agree as follows:

  1.  Purchase and Sale of Securities.
      -------------------------------

     (a)  Authorization of Issuance.  The Company's Board of Directors (the
          -------------------------
"Board") has authorized the issuance and sale to Oxygen of a warrant, substantially in the form attached hereto as Exhibit A (the "Warrant"), to purchase an aggregate of 136,500 shares of common stock, par value $.01 per share of the Company (the "Common Stock"). The Warrant is being issued pursuant to that certain Term Sheet dated October 28, 1999, between the Company, Oxygen and The Right Start, Inc., a copy of which has been attached hereto as Exhibit B (the "Term Sheet").

     (b)  Purchase and Sale.  Subject to the terms and conditions set forth in
          -----------------
the Warrant and this Agreement, including the covenants contained in this paragraph, Oxygen agrees to purchase, and the Company agrees to issue and sell to Oxygen, a Warrant to purchase 136,500 shares of Common Stock, subject to adjustment from time to time as set forth in the Warrant.

     (c)  Oxygen Representation and Warranties.  In connection with the purchase
          ------------------------------------
and sale of the Warrant and the Common Stock issuable upon conversion of the Warrant (the "Warrant Stock"), Oxygen represents and warrants to the Company that:

               (i) the Warrant and the Warrant Stock to be acquired by Oxygen pursuant to this Agreement will be acquired for Oxygen's own accounts and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and the Warrant and the Warrant Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

               (ii) Oxygen is familiar with the term "accredited investor" as defined in Rule 501 under the Securities Act and Oxygen is an "accredited investor" within the meaning of such term in Rule 501 under the Securities Act;

               (iii) Oxygen is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Company's securities;

               (iv) Oxygen is able to bear the economic risk of its investment in the Warrant and the Common Stock issuable on conversion thereof for an indefinite period of time because the Warrant and the Common Stock (A) have not been registered under the

     Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available and (B) are subject to additional restrictions as provided herein;

               (v) Oxygen has had an opportunity to ask questions and receive answers concerning the terms and conditions of the sale of the Warrant and the Warrant Stock and has had full access to such other information concerning the Company as it has requested; and

               (vi) this Agreement constitutes the legal, valid and binding obligation of Oxygen, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Oxygen does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Oxygen is party or any judgment, order or decree to which Oxygen is subject which would have a material adverse effect on Oxygen or the Company.

  2.  Legends.  Oxygen agrees that a legend in substantially the form set forth
      -------
below shall be placed on all certificates evidencing the Warrant or the Warrant Stock (in addition to any legend required under applicable state securities laws). Such legend shall read as follows:

          The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred, assigned, pledged or hypothecated unless and until registered under such Act or unless the Company has received an opinion of counsel or other evidence, satisfactory to the Company and its counsel, that such registration is not required.

  3.  Representations and Warranties of the Company.
      ---------------------------------------------

          (a) Corporate Existence; Authority.  The Company is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of Delaware, and it has all requisite power and authority to carry on its business as it is being conducted.

          (b) Authorization.  All corporate action necessary for the
              -------------
authorization, execution and delivery of this Agreement and the Warrant by the Company, and the performance of all obligations of the Company hereunder and thereunder, has been taken, and this Agreement and the Warrant, each when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) as to rights to indemnity and contribution that may be limited by applicable laws.

          (c) Valid Issuance of Common Stock.  Upon issuance in accordance with
              ------------------------------
the terms of Warrant, the Common Stock issuable upon exercise of the Warrant will be duly authorized and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Warrant and under applicable state and federal securities laws.

          (d) No Conflicts.  The execution, delivery and performance by the
              ------------
Company of this Agreement and the Warrant, and the consummation of the transactions contemplated hereby and thereby, will not result in any violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under the Company's certificate of incorporation or bylaws or, to the Company's knowledge, any agreement, contract or instrument to which the Company is a party, the effect which would have a material adverse effect on the Company.

          4.      Registration Rights.
                  -------------------


          (a) Incidental Registration.  If the Company at any time proposes to
              -----------------------
register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or the equivalent (otherwise than to register debt securities under Form S-3, or any comparable successor form), whether of its own accord or at the request of any holder or holders of such securities, it will each such time give written notice to Oxygen of its intention so to do.

  Upon the written request of Oxgyen given within 20 days after receipt of any such notice, the Company will use its best efforts to cause all Restricted Securities (including Restricted Securities issuable upon conversion of a Warrant that is converted at least 15 days prior to the effective date of the registration for such securities) to be registered under the Securities Act pursuant to such registration statement, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Seller or Sellers of the Restricted Securities so registered. For purposes of this Agreement, the term "Restricted Securities" shall mean all Warrant Stock that bears the restrictive legend set forth in
Section 2. For purposes of this Agreement, the term "Seller" or "Sellers" shall mean a holder of Restricted Securities of the Company for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to the provisions of this Section 4. Neither the Company nor any of its Affiliates (as defined in the Warrants) shall be deemed a "Seller" for any purposes of this Agreement.

  If the managing underwriter for the respective offering, if any, advises the Company in writing that the inclusion in such registration of some or all of the Restricted Securities sought to be registered by the Seller or Sellers in its opinion will cause the proceeds or the price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Sellers is too large a number to be reasonably sold, the number of securities sought to be registered for each Seller shall be reduced pro rata, in proportion to the number of securities sought to be registered by all Sellers holding pari passu registration rights, to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter. It is the intention of the Company that Oxygen's registration rights rank pari passu as to cutbacks with that of registration rights granted to other holders of the Company's securities, except as set forth in that certain Investors' Rights Agreement dated as of July 9, 1999 between the Company and the investors named therein.

          (b)  Registration Procedures.
               -----------------------

               (i) If and whenever the Company is required by the provisions of this Section 4 to use its best efforts to effect the registration of any of the Restricted Securities under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible,

                  (A) cooperate with any underwriters for, and the Sellers of, such Restricted Securities, and will enter into a usual and customary underwriting agreement with respect thereto (provided that the Company shall not be required to enter into more than two such underwriting agreements (one for a domestic offering and one for an international offering) in connection with any such registration) and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Restricted Securities in the manner contemplated by the related registration statement, in each case to the same extent as if all the securities then being offered were for the account of the Company, and the Company will provide to any Seller of Restricted Securities, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (B) furnish or cause to be furnished to each Seller of Restricted Securities covered by such registration statement, addressed to such Sellers, a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Restricted Securities;

                  (C) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same; provided that no such registration statement will be filed by the Company until counsel for the Sellers of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (A) above with respect thereto and no amendment to any such registration statement naming such Sellers as selling shareholders shall be filed with the Commission until such Sellers shall have had at least seven days to review such registration statement as originally filed and theretofore amended and to exercise their rights under clause (A) above;

                  (D) furnish to each Seller such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                  (E) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

                  (F) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Securities for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

                  (G) in the event any prospectus used in connection with the distribution of Restricted Securities registered under the Securities Act pursuant to the provisions of this Section 4 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, promptly provide each holder that shall have requested registration of Restricted Securities with amended prospectuses correcting such statements;

                  (H) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

                  (I) list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange; provided, however, that notwithstanding any other provision of this
          --------  -------
          Section 4, the Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of one year (plus any period during which the effectiveness of such
                    ----
          registration has been suspended). From time to time after a transfer of Warrant Stock pursuant to a registration statement the Company will file all reports required to be filed by it under the Securities Act, the Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to such laws and regulations thereunder. Upon written request, the Company will deliver to such holders a written statement as to whether it has complied with such requirements.

              (ii) In connection with the registration of Restricted Securities under the Securities Act pursuant to the provisions of this Section 4, each holder of Restricted Securities requesting such registration will (except as otherwise provided in this Agreement), as expeditiously as possible,

                    (A) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Securities for sale in any jurisdiction, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such holders in such jurisdiction until such order has been withdrawn; and

                    (B) in the event any prospectus used in connection with the distribution of Restricted Securities registered under the Securities Act pursuant to the provisions of this Section 4 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such holder until amended prospectuses correcting such statements have been provided to such holder.

       (c)  Expenses; Limitations on Registration. All expenses incident to the
            -------------------------------------
Company's performance of its obligations in connection with any registration of the Sellers' Restricted Securities under this Agreement including, without limitation, printing expenses, fees and disbursements of counsel for the Company, fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement and expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration shall be paid by the Company. In addition, the Company shall pay (i) all registration and filing fees for the Sellers' Restricted Securities under federal and state securities laws, and (ii) expenses of registering or qualifying under or complying with the securities or blue sky laws of any jurisdictions. Notwithstanding the foregoing, in the event a Seller withdraws its request for registration of Restricted Securities other than by reason of (1) the Company's failure to perform its obligations in connection with such registration, (2) the failure to be timely satisfied of any closing condition contained in any underwriting agreement entered into in connection with such registration and not within the exclusive control of such Seller, (3) the termination of such underwriting agreement by the underwriters party thereto other than by reason of the failure on the part of such Seller to perform its obligations thereunder, or (4) the occurrence of any change that, in the sole judgment of such Seller, may materially adversely affect the selling price or marketability of the Restricted Securities for which registration was requested, including, without limitation, (A) any material adverse change in the business, business prospects, properties, condition (financial or otherwise) or operations of the Company, (B) the suspension of trading in the Common Stock by the Commission or any national securities exchange or automated quotation system or trading in securities generally on the New York Stock Exchange or the establishment of limited or minimum prices on any such national exchange or quotation system, (C) the declaration of any banking moratorium by Federal, New York or California State authorities, or (D) the occurrence of any outbreak or escalation of hostilities, the declaration by the United States of any national emergency or war or the occurrence of any other calamity or crisis the effect of which on financial markets is such, in the sole judgment of the managing underwriter for such Seller, as to make it impracticable or inadvisable to proceed with the offering of the Restricted Securities, then such Seller shall bear such expenses. In addition, under all circumstances, each Seller shall pay one hundred percent (100%) of the gross underwriting spread or fees with respect to such Seller's Restricted Securities covered by any registration pursuant to this Section 2.

  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 in respect of the securities which are to be registered at the request of any prospective Seller that such prospective Seller shall furnish to the Company such information regarding such Seller and the securities held by such Seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

  (d)  Indemnification.
       ---------------

          (i) In the event of any registration of any Restricted Securities under the Securities Act pursuant to this Section 4, the Company shall indemnify and hold harmless the Seller of such Restricted Securities and any underwriter thereof, and their respective directors and officers, and each other Person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act ("Controlling Person"), against
                                                ------------------
     any losses, claims, damages or liabilities, joint or several, to which such Seller or underwriter or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall
                                  --------  -------
     not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically for use therein. The indemnity provided in this subsection shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Seller.

         (ii) Each holder of any Restricted Securities shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Company, each other selling stockholder and any underwriter of such Restricted Securities and their respective directors and officers and each other Person, if any, who controls the Company or such underwriter (within the meaning of the Securities Act) against any losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such underwriter or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Restricted Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such alleged untrue statement or alleged omission was contained in written information furnished to the Company through an instrument duly executed by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided that in no event shall such indemnification amount to be paid hereunder be in excess of the net proceeds received by such selling stockholder in such offering.

         (iii)  Indemnification similar to that specified in clauses (i) and
     (ii) of this Section 4(d) shall be given by the Company and each holder of any Restricted Security (with such modifications as shall be appropriate) to each other and to any underwriter with respect to any required registration or other qualification of any Restricted Securities under any federal or state law or regulation of governmental authority other than the Securities Act. The indemnity and expense reimbursements obligations of the Company under clauses (i) and (ii) of this Section 4(d) shall be in addition to any liability the Company may otherwise have.

         (iv)  Each Person (an "Indemnitor") who under the preceding provisions
                                ----------
     of this Section 4(d) agrees to indemnify another Person (the "Indemnitee")
                                                                   ----------
     shall have the right, subject to the provisions hereto, to designate counsel (acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 4(d), shall be entitled to be reimbursed by Indemnitor for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

        (e)  Termination of Registration Rights.  The right of any holder to
             ----------------------------------
request registration or inclusion in any registration pursuant to this Section 4 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company, if all shares of Warrant Stock held by such holder (assuming exercise in full of the Warrant) may immediately be sold under Rule 144 during any 90-day period, or the earlier of (i) such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Warrant Stock held by such holder (assuming exercise in full of the Warrant) may immediately be sold under Rule 144 during any 90-day period, and (ii) five (5) years after the closing of the first Company-initiated registered public offering.

  5.  "Lock-Up" Agreement.  If requested by the Company or any representative of
       ------------------
an underwriter of Common Stock (or other securities) of the Company following the Company's initial public offering, Oxygen shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by it (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act. If requested by the Company or any representative of an underwriter of Common Stock (or other securities) of the Company following the first public offering of the Company, Oxygen shall not sell or otherwise transfer or dispose of any Common Stock or other securities of the Company held by such holders (other than those included in the registration) during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such lock-up periods.

  6.  Notices.  Any notice delivered in connection with this Agreement must be
      -------
in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by reputable overnight courier service (charges prepaid) or sent by facsimile (with follow-up telephone confirmation of receipt) to the recipient at the address and facsimile number below indicated (unless such information is subsequently modified in writing by such recipient and delivered pursuant to this notice provision):

     If to the Company, addressed to:

                       RightStart.com Inc.
                       5388 Sterling Center Drive, Unit C

                       Westlake Village, California 91361
                       Attn:  Chief Financial Officer or General Counsel
                       Facsimile: (818) 707-7132

  with a copy to:

                       Milbank, Tweed, Hadley & McCloy LLP
                       601 South Figueroa Street, 30th Floor
                       Los Angeles, California  90017
                       Attn:  Kenneth J. Baronsky, Esq.
                       Facsimile: (213) 629-5063

  If to Oxygen, addressed to:

                       Oxygen Media
                       75 9th Avenue
                       New York, New York  10011
                       Attn:  Abe Hsuan, Esq.
                       Facsimile: (212) 651-2052

  with a copy to:

                       Debevoise & Plimpton
                       875 Third Avenue, 27th Floor
                       New York, New York  10022
                       Attn:  Michael Gillespie, Esq.
                       Facsimile: (212) 909-6836

  6.  General Provisions.
      ------------------

     (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective, permitted successors and assigns. Either party may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto to a successor to substantially all of such assigning party's business or assets, provided that such successor agrees to be bound by this Agreement.

     (b) So long as the Warrant and the Warrant Stock have not been registered under the Securities Act, prior to transfer of a Warrant or Warrant Stock by Oxygen, Oxygen agrees that its transferee will execute and deliver a copy of this Agreement to the Company and Oxygen.

     (c) This Agreement shall be governed by and construed in accordance with the law of the State of Delaware (excluding the law of conflicts thereof).

    (d) No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the party of any party hereto shall operate as a waiver of or otherwise prejudice such party's rights, powers or remedies.

    (e) Notwithstanding anything in this Agreement, the Company shall not be obligated to issue or sell any of the Warrant Stock if, in the judgment of the Board, such issuance or sale may violate Federal or applicable state securities laws or regulations or may require the Company to register or qualify any such Warrant Stock under any Federal or state securities laws, or require the Company or any of its agents or representatives to register or qualify with any governmental agency or organization, pursuant to such laws or regulations.

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                                      11

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              RIGHTSTART.COM INC.,
                              a Delaware corporation


                              By: /s/ Jerry R. Welch
                                  ------------------
                                  Name:  Jerry R. Welch
                                  Title: President and Chief Executive Officer



                              OXYGEN MEDIA, LLC,
                              a Delaware limited liability company


                              By: /s/ Daniel M. Taitz
                                  -------------------
                                  Name:  Daniel M. Taitz
                                  Title: General Counsel